                                                                 EXHIBIT 10.25.2
                                                CONFIDENTIAL TREATMENT REQUESTED

                               AMENDMENT NO. S TO

      INTEL CORPORATE EQUIPMENT AND SERVICE PURCHASE AGREEMENT NO. C-05673

                                     BETWEEN

                     INTEL CORPORATION AND FORMFACTOR, INC.

For valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Intel Corporation ("Buyer" or "Intel") and FormFactor, Inc. ("Seller" or "FFI") hereby amend the above referenced Intel Corporation Purchase Agreement No. C-05673, and all Amendments and Addendums thereto (all collectively, the "Agreement") as set forth hereafter.

1.       EFFECTIVE DATE.

         The Effective Date of this Amendment No. S to the Agreement ("Amendment") shall be June 30, 2003.

2.       DEFINITIONS.

         Unless provided otherwise in this Amendment, each term appearing in this Amendment shall have the same meaning as given in the Agreement.

3.       AGREEMENT MODIFICATIONS.

         AGREED:  To include the following Attachments to the Agreement:

                  a.       "ADDENDUM S-1" - Negotiated Changes to the Agreement

                  b.       "ADDENDUM S-2" - * * * Pricing

                  c.       "ADDENDUM S-3" - * * * Pricing

                  d.       "ADDENDUM S-4" - * * * Pricing

                  e.       "ADDENDUM S-5" - * * * Pricing

4.       LEGAL EFFECT ON AGREEMENT.

         As amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

         Notwithstanding the termination or expiration of the Agreement, the terms and condition of this Amendment shall survive until May 2, 2008 together with the terms and condition of the Agreement that survive termination as provided in the Agreement. To the extent that the terms and conditions of this Amendment conflict with those of a future fully executed replacement purchase agreement between the parties, the terms and conditions of such future fully executed replacement purchase agreement shall take precedence.

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

INTEL CORPORATION                         FORMFACTOR, INC.

By: /s/ Wes Garwood                       By: /s/ Peter B. Mathews
    ----------------------------              ----------------------------------

    Wes Garwood                               Peter Mathews
--------------------------------          --------------------------------------
(Printed Name)                            (Printed Name)

    Commodity Manager                         VP of Sales
--------------------------------          --------------------------------------
(Title)                                   (Title)

    July 6, 2003                              June 30, 2003
--------------------------------          --------------------------------------
(Date)                                    (Date)

                                  ADDENDUM S-1

                       Negotiated Changes to the Agreement

Section 3.A (change):

         Prices for Items set forth herein shall remain fixed or decline for a period of five (5) years from May 9, 2003 (subject to the complexity of the Items remaining substantially unchanged), unless agreed otherwise in writing by the parties. As amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

Section 7.D (change):

         Buyer may place any portion of a Release on hold by notice that will take effect immediately upon receipt. Releases placed on hold will be rescheduled for delivery within * * * days of the original delivery date or cancelled within * * * (* * *) days. Any Release cancelled shall be subject to the terms and conditions of Section 5.

Section 7.G (change):

     Seller agrees to * * * for * * * on a * * * basis * * *, and any changes to the * * * that Buyer may provide as available, * * * for that specific given * * * of * * *, until Seller meets the * * * established in Addendum L of the Agreement or as otherwise agreed in writing by the parties.

                                        3

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Section 7.L (new):

     Seller agrees to purchase custom * * * space transformers ("Space Transformers") to Buyer's written forecast prior to Buyer placing a purchase order for re-orders (repeat orders), but not for First Article orders (first article order is defined as a first time purchase of a specific Seller wafer probe card for testing a specific Intel wafer design for an Intel probe card product). In the event that (i) Seller has ordered Space Transformers and incurred any material costs for the purchase of the Space Transformers ("Pre-Order Costs"), and (ii) Buyer subsequently either elects not to place a purchase order for the Items which is consistent with the Forecast, or places and then cancels or delays for more than * * * days such an order, for which Seller purchased Space Transformers ("Forecast Variance"), then Seller has the right to charge Buyer the Pre-Order Costs and Buyer agrees to pay such costs. Pre-Order Costs include only Seller's costs to purchase the Space Transformers, and do not include any other costs, including for example, any processing or other costs incurred by Seller after it receives the Space Transformers. The Pre-Order Costs obligation does not, however, change or impact Buyer's and Seller's obligations as they relate to minimum order sizes. Upon receiving written notice from Buyer of a Forecast Variance, Seller shall immediately stop all work on the Space Transformers. Buyer shall have no obligation to pay Pre-Order Costs incurred after Seller's receipt of the Forecast Variance written notice and shall have no obligation to pay Pre-Order Costs that are the result of or caused by Seller yield loss.

     By way of example:
                  If       (1)      Buyer's written forecast is for * * * Items,

                           (2) Seller orders * * * Space Transformers consistent with Buyer's * * * Item written forecast and incurs Pre-Order Costs for the * * * ordered Space Transformers,

                           (3)      Buyer places a purchase order for only * * *
                           Items,

                Then       (4)      Buyer will pay Seller the Pre-Order Costs
                           for * * * Space Transformers.

     By way of further example:

                  If       (1)      Buyer's written forecast is for * * * Items,

                           (2) Seller orders * * * Space Transformers (* * * more than Buyer's * * * Item written forecast) and incurs Pre-Order Costs for the * * * ordered Space Transformers,

                           (3)      Buyer places a purchase order for only * * *
                           Items,

     Then         (4)      Buyer will pay Seller the Pre-Order Costs for * * *
Space Transformers (and not for the additional * * * Space Transformers that Seller purchased above Buyer's * * * Item written forecast).

Section 8.B (change):

     Seller warrants to Buyer that all Items provided by Seller for delivery hereunder shall conform in all respects to the PURCHASE AND SUBASSEMBLY/ELECTRICAL SPECS OF ADDENDUMS M AND N OF THE AGREEMENT; be free from defects in material and workmanship and be new OR EQUIVALENT TO NEW, of the grade and quality specified. BUYER'S DISASSEMBLY, RE-ASSEMBLY, OF CUSTOM ITEMS WITHOUT SELLER'S PRIOR WRITTEN CONSENT WILL VOID ANY AND ALL WARRANTIES.

Add to Addendum L Pricing in the Agreement:

     For all quantity/pricing tables in the Agreement and in this Amendment S, pricing shall be deemed to be cumulative for all purchase orders for a particular Item in any given calendar week. In no event will the pricing of a first article design order, or a subsequent re-order, be revisited or revised in view

                                        4

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     of subsequent purchases or demand, even if a significant volume purchase order is ultimately placed by Buyer. The quantity of one design cannot be added to the quantity of another design to use the prices in each Quantity Per Design Tier.

     For example, if the pricing table for a particular Item identifies a price decrease if more than * * * Items are purchased, a further price decrease for the purchase of Items * * *, and a further price decrease for items
     * * * through * * *, and Buyer places a purchase order (Release) for * * * Items, then the price for all Items will be at the * * * pricing level. If, however, for the same Item, Buyer places a purchase order for * * * Items one week, and the next week places a purchase order for * * * of the same Items, then the price for the first * * * items will be at the * * * pricing level, and the price for the * * * Items will be at the * * * pricing level.

     As a further example, if Buyer places a purchase order for * * * Items one week, and the next week places a purchase order for * * * Items which are different, the pricing for the * * * Items will be based solely on the applicable pricing table without counting the * * * Items purchased in the prior week. In this example, the same result applies regardless as to when the two purchase orders for different Items are placed.

Section 8.B(i) (change):

     The warranty period for Custom Items shall apply for the earlier of (x)
     * * * months or * * * for items with * * *, and (y) the earlier of * * * months or * * * for items which use * * *, until such time where Seller has gained sufficient manufacturing experience with items which use * * * (as defined by the delivery of (* * *) * * * SIUs and * * * designs), after which time the warranty will be extended to the earlier of * * * months or
     * * *. Further, after Seller has gained sufficient experience with Buyer's actual use of those Custom Items that are * * * and / or * * * and /or
     * * * (as opposed to * * *) in Buyer's manufacturing process environment and the performance of the Custom Items (as defined by the on-line actual volume manufacturing use of at least * * * SIUs and * * * designs), Seller agrees to evaluate, including by reference to performance data supplied by Buyer, whether it is reasonably possible to extend the warranty period for all, or a portion of, Customs Items to the earlier of * * * or * * * months. The warranty is valid under normal use and conditions and when items are being used under specified operating conditions as defined in the attached sub-assembly/electrical specification. The warranty shall cover both parts and labor, starting from the date of delivery of the item.

                                        5

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                  ADDENDUM S-2

                                  * * * Pricing

               * * * PRODUCTION PRICES FOR PROBE CARDS WITH * * *

This pricing is for FFI Sort Interface Units (SIU) that use * * * in combination with * * * with an attached * * *. The * * * prices for SIU and * * * replacement using * * * with an attached * * * are shown below in Tables A and
B. The SIU and * * * are for testing * * * with a * * *. These cards are designed for use with a * * * and the * * *, * * * or * * *. Probe cards prices for other tester configurations will be quoted at a later date.

For those Custom Items that are probe cards for * * * and * * * microprocessors, Seller will utilize its commercially reasonable efforts to develop and implement a * * * program to provide Buyer with a product replacement option ("* * * Replacement Program"). The * * * Replacement Program will enable Buyer to replace those * * * on the * * * and * * * microprocessors probe cards at * * * of their life at a cost provided in Tables A and B in this Addendum S-2.

* * * PROBE CARD PRICES USING * * *

         FFI * * * = $* * * (per design requiring a * * * or * * * change) FFI * * * = $* * * (per design requiring a * * * change)

                 The FFI * * * above assumes Intel completes * * * and * * * design for * * * probe cards using * * * and * * *, and pays a separate the * * * to * * * and * * * suppliers.

         It is understood and agreed that Intel shall own all IP associated with the * * * and * * * designs, and that FFI shall own all IP associated with FFI manufacturing (design work for the * * *, the probe card, mechanical). By way of further explanation, this Addendum S-2 does not grant to Intel any rights in IP or technology that FFI has developed or does develop separately from the FFI * * * work, nor does it grant to Intel any rights in or to any FFI patents now existing or issuing in the future.

                                       6

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                     TABLE A
                    SIU AND * * * PRICES (INTEL SUPPLIES ST)

PRICES FOR TOTAL * * * SIU's ORDERED: * * * (INTEL SUPPLIES ST)

                                                                        * * *                        * * *
                                                            ----------------------------             ------
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *       * * *                     * * *
-----------          ---------          ----------          ---------       ------------             ------
  <* * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
  >* * *               $* * *              $* * *             $* * *              $* * *             $* * *

PRICES FOR TOTAL * * * SIU's ORDERED: * * * (INTEL SUPPLIES ST)

                                                                         * * *
                                                            -----------------------------
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *          QTY >* * *             * * *
-----------          ---------          ----------          ---------          ----------            ------
  <* * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
  >* * *               $* * *              $* * *             $* * *              $* * *             $* * *

                                     TABLE B
               SIU AND * * * PRICES (INCLUDES ST SUPPLIED BY FFI)

PRICES FOR TOTAL * * * SIU's ORDERED: * * * (INTEL SUPPLIES ST)

                                                                         * * *
                                                            -----------------------------
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *          QTY >* * *             * * *
-----------          ---------          ----------          ---------          ----------            ------
  <* * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
  >* * *               $* * *              $* * *             $* * *              $* * *             $* * *

PRICES FOR TOTAL * * * SIU's ORDERED: >* * * (INTEL SUPPLIES ST)

                                                                        * * *
                                                            -----------------------------
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *          QTY >* * *             * * *
-----------          ---------          ----------          ---------          ----------            ------
  <* * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
   * * *               $* * *              $* * *             $* * *              $* * *             $* * *
  >* * *               $* * *              $* * *             $* * *              $* * *             $* * *

                                       7

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Lead times shown below in Table C are from receipt of purchase order and design package to shipment of 1st card.

                                     TABLE C
                                   LEAD-TIMES

   * * * LEAD TIMES                     * * *
-----------------------       --------------------------
                              First * * *         >* * *
  NPI                               * * *          * * *
Reorder     Forecasted              * * *          * * *
           w/o Forecast             * * *          * * *

ADDITIONAL TERMS AND CONDITIONS FOR * * * AND * * *

     1. For any product test vehicles that meet the terms and conditions of Addendum S-2, the pricing in the above tables shall apply.

     2.   Minimum order for SIUs using * * * and * * * is $* * *.

     3.   Includes * * * for * * *, or * * *, or * * *.

     4. Assumes specification "FFI * * * SORT INTERFACE UNIT PURCHASE SPECIFICATION" dated 3/14/03 06-918.

     5. Assumes Intel will provide ST * * * before scheduled ship date with a ST to SIU ratio of * * * for * * *, * * * for * * *, * * * for * * * and * * * by the * * *.

     6. After the * * * order by Intel, FFI will procure space transformers to be included with SIU.

     7. Assumes SIUs will be used with MicroForce* probing technology coordinated XYZ movement.

     8. Warranty from Intel Corporation Purchase Agreement No. C-05673 applies.

     9.   FFI will provide a * * * on * * * SIU pricing over the then valid * *
          * pricing assuming specification "FORM FACTOR * * * SORT INTERFACE UNIT PURCHASE SPECIFICATION" rev.0 dated 4/24/03 06-922, and that the
          * * * SIU and material costs remain the same as for * * *.

     10. Table B pricing assumes $* * * cost. Intel support is needed to achieve this * * * cost goal.

* Other brands and marks are the property of their respective owners.

                                       8

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                  ADDENDUM S-3

                                  * * * Pricing

               * * * PRODUCTION PRICES FOR PROBE CARDS WITH * * *

This quote is for FFI Sort Interface Units (SIU) that use * * * on a * * *
(* * *) * * *. The * * * prices are shown below in Tables A and B. The probe cards are for testing * * * products with a * * * of * * * and * * *. These cards are designed for use with a * * * and the * * *. Probe cards prices for other tester configurations will be quoted at a later date.

* * * PROBE CARD PRICES

          FFI * * * = $* * * (per design requiring a * * * or * * * change) FFI * * * = $* * * (per design requiring a * * * change)

                  The FFI * * * above assumes Intel completes * * * and * * * design for * * * probe cards using * * *, and pays a separate * * * to
          * * * and * * * suppliers.

          It is understood and agreed that Intel shall own all IP associated with the * * * and * * * designs, and that FFI shall own all IP associated with FFI manufacturing (design work for the tile, the probe card, mechanical). By way of further explanation, this Addendum S-2 does not grant to Intel any rights in IP or technology that FFI has developed or does develop separately from the FFI * * * work, nor does it grant to Intel any rights in or to any FFI patents now existing or issuing in the future.

                                     TABLE A

PRICES FOR TOTAL * * * SIU's ORDERED: * * *


                                                                         * * *
                                                            -----------------------------           * * *
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *          QTY >* * *        REPLACEMENT
-----------          ---------          ----------          ---------          ----------        -----------
   <* * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *

PRICES FOR TOTAL * * * SIU's ORDERED: * * *

                                                                         * * *
                                                            -----------------------------           * * *
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *          QTY >* * *        REPLACEMENT
-----------          ---------          ----------          ---------          ----------        -----------
   <* * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *
    * * *              $* * *              $* * *             $* * *              $* * *            $* * *

                                       9

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                     TABLE B

PRICES FOR TOTAL * * * SIU's ORDERED: * * *

                                                                         * * *
                                                            -----------------------------          * * *
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *          QTY >* * *       REPLACEMENT
-----------          ---------          ----------          ---------          ----------       -----------
   <* * *              $* * *              $* * *             $* * *              $* * *           $* * *
    * * *              $* * *              $* * *             $* * *              $* * *           $* * *
    * * *              $* * *              $* * *             $* * *              $* * *           $* * *
    * * *              $* * *              $* * *             $* * *              $* * *           $* * *
    * * *              $* * *              $* * *             $* * *              $* * *           $* * *
    * * *              $* * *              $* * *             $* * *              $* * *           $* * *
    * * *              $* * *              $* * *             $* * *              $* * *           $* * *
    * * *              $* * *              $* * *             $* * *              $* * *           $* * *

PRICES FOR TOTAL * * * SIU's ORDERED: >* * *


                                                                         * * *
                                                            -----------------------------          * * *
PROBE COUNT          QTY * * *          QTY >* * *          QTY * * *          QTY >* * *       REPLACEMENT
-----------          ---------          ----------          ---------          ----------       -----------
   <* * *              $* * *              $* * *             $* * *               $* * *           $* * *
    * * *              $* * *              $* * *             $* * *               $* * *           $* * *
    * * *              $* * *              $* * *             $* * *               $* * *           $* * *
    * * *              $* * *              $* * *             $* * *               $* * *           $* * *
    * * *              $* * *              $* * *             $* * *               $* * *           $* * *
    * * *              $* * *              $* * *             $* * *               $* * *           $* * *
    * * *              $* * *              $* * *             $* * *               $* * *           $* * *
    * * *              $* * *              $* * *             $* * *               $* * *           $* * *

* * * Replacements

         * * * replacement prices shall comply with Table 2 below. Prices shown in Table 2 assume probe card being returned to FFI for * * * replacement has not been disassembled by Buyer, and (excluding the * * *) meets all necessary specification or is accepted "as is" from Intel with a written wavier. Example:
If probe card being returned for a * * * replacement has a * * * or * * * the following prices do not apply.

                                     TABLE 2
                            * * * Replacement Prices

PROCESS                                     * * * REPLACEMENT AT FFI PRICE
 * * *                                         Probe card price X * * *

High Availability * * * replacement Option

         - Intel places a purchase order for * * * replacement using the prices shown above in Table 2

         -    Replacement * * * are built to standard lead times

         - After * * * is placed in inventory the repair cycle-time is * * * working days from card delivery to Seller for repair to shipment from Seller to Buyer.

         -    Cycle time not applicable if and TIQFF procedures are not followed

         -

ADDITIONAL TERMS AND CONDITIONS FOR * * *

     1.   Minimum order for * * * probe cards is $* * *.

                                       10

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

         2.   Includes * * *.

         3. Assumes specification "FFI * * * SORT INTERFACE UNIT PURCHASE SPECIFICATION" dated 4/23/03 06-925.

         4. Assumes probe cards will be used with MicroForce(8) probing technology coordinated XYZ movement.

         5. Warranty from Intel Corporation Purchase Agreement No. C-05673 applies.

         6. For purchase orders with more than * * * cards, all cards will be priced against the applicable cumulative quantity price. Example, if * * * cards are purchased at one time, all * * * cards are sold at the >* * * price.

         7. NPI lead time is * * * ARO, reorder lead time is * * * ARO for unforecasted and * * * ARO for forecasted orders (lead time will be reduced as learning occurs).

                                       11

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                  ADDENDUM S-4

                                  * * * Pricing

          * * * AND * * * PRODUCTION PRICES FOR PROBE CARDS WITH * * *

This pricing is for FFI turnkey probe cards that use * * * and * * *. The probe cards are for testing * * * and * * *. Prices for probe cards that use * * * or
* * * space transformers (ST), are designed for * * * or * * * and are for * * * products are shown in Table A. For additional tester configurations and ST sizes please see the adders in the sales terms and conditions shown on page 2. Lead times for all probe cards are shown in Table B below.

         FFI * * * = $* * * (PER DESIGN REQUIRING A * * * CHANGE)
         FFI * * * = $* * * (PER DESIGN REQUIRING A * * * CHANGE)
         FFI * * * = $* * *

     Subject to each party's continuing obligation of confidentiality, it is understood and agreed that Intel shall own all IP associated with the FFI *
     * * for * * * and * * * design work, and that FFI shall own all IP associated with FFI manufacturing (design work for the tile, the probe card, mechanical) of * * * wafer probe card products. By way of further explanation, this Addendum S-4 does not grant to Intel any rights in IP or technology that FFI has developed or does develop separately from the FFI *
     * * work, nor does it grant to Intel any rights in or to any FFI patents now existing or issuing in the future.

                                       12

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                     TABLE A
          * * * = * * *, * * * = * * *, * * * OR * * *, * * * OR * * *

       DEVICE                         * * *                          * * *                      * * *
-------------------                   -----                          -----                      -----
    PROBES/DUT =                      * * *                          * * *                      * * *
-------------------                   -----                          -----                      -----
                                                 * * *
    First * * *                      $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
       >* * *                        $* * *                         $* * *                     $* * *
                                                 * * *
    First * * *                      $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
       >* * *                        $* * *                         $* * *                     $* * *
                                                 * * *
    First * * *                      $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
       >* * *                        $* * *                         $* * *                     $* * *
                                                 * * *
    First * * *                      $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
       >* * *                        $* * *                         $* * *                     $* * *
                                                 * * *
    First * * *                      $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
* * * through * * *                  $* * *                         $* * *                     $* * *
       >* * *                        $* * *                         $* * *                     $* * *
                                                 * * *
* * * through * * *                                                                            $* * *
* * * through * * *                                                                            $* * *
* * * through * * *                                                                            $* * *
       >* * *                                                                                  $* * *
                                                 * * *
* * * through * * *                                                                            $* * *
* * * through * * *                                                                            $* * *
* * * through * * *                                                                            $* * *
       >* * *                                                                                  $* * *

                                       13

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TABLE B LEAD-TIMES

                           * * *  * * *  * * *
                           -----  -----  -----
NPI (after PO and design)  * * *  * * *  * * *
Reorder with forecast      * * *  * * *  * * *
Reorder w/o forecast       * * *  * * *  * * *

* * * Replacements

         * * * replacement prices shall comply with Table 2 below. Prices shown in Table 2 assume probe card being returned to FFI for * * * replacement has not been disassembled by Buyer, and (excluding the * * *) meets all necessary specification or is accepted "as is" from Intel with a written wavier. Example:
If probe card being returned for a * * * replacement has a damaged * * * or
* * * the following prices do not apply.

                                     TABLE 2
                            * * * Replacement Prices

PROCESS        * * * REPLACEMENT AT FFI PRICE
-------------  ------------------------------
      * * *        Probe card price * * *
      * * *        Probe card price X * * *
> or =*  *  *      Probe card price X * * *

High Availability * * * replacement Option

         - Intel places a purchase order for * * * replacement using the prices shown above in Table 2

         -     Replacement * * * are built to standard lead times

         - After * * * is placed in inventory the repair cycle-time is * * * working days from card delivery to Seller for repair to shipment from Seller to Buyer.

         - Cycle time not applicable if SAR and TIQFF procedures are not followed

ADDITIONAL TERMS AND CONDITIONS

    1.   This offer requires a $* * * minimum order value per design.

    2.   For * * * product prices add is * * *% to above prices shown in Table
         A. Assumes * * * is * * * and a * * * of * * * and * * *.

    3. * * * and * * * options: add $* * * per card for * * * (* * *) or * * * (assumes * * * has the same cost components as * * *)

    4. * * * options: add $* * * for * * *, add $* * * per card for * * * (* * *), prices for * * * and * * * options are not included in this quote.

    5. For reorders of * * * cards decrease price by * * *% for a * * * card order, or by * * *% for a * * * card order.

    6. The discount formulae shown in Addendum R, Paragraphs 1 a), b) and c) apply to the * * * and * * * prices shown in Table A above.

    7. Assumes Intel * * * designs meet FFI design rules and Intel specifications * * * and * * * specification Table X shown below where Table X supersedes * * *.

    8. All * * * prices based on our current understanding of the requirements, and assume a * * * interface. If the * * * interface cost exceeds * * * interface price adjustments will be necessary.

    9.   Warranty from Intel Corporation Purchase Agreement No. C-05673 applies

                                       14

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

    10. Other tester and parallelism combinations not shown above will be quoted on a case-by-case basis.

    11. If requirements change for critical parameters, or additional hardware, or new mother boards are required, the prices will be adjusted to compensate for these changes.

                        TABLE X * * * SPECIFICATION TABLE

* * *
------------------------------------------------------------------------------------------------------------------------
                                                  SUPPLIER
   PARAMETER                DESCRIPTION            COMMIT                 HOW MEASURED                      COMMENT
------------------------------------------------------------------------------------------------------------------------
* * * PCB Diameter                                 * * *    * * * measurement * * * using * * * on a  Outgoing from FFI
                                                                  * * *. Pass /fail measurement       qualified supplier

* * * PCB Diameter                                 * * *    * * * measurement * * * using * * * on a  Outgoing from FFI
                                                                  * * *. Pass /fail measurement       qualified supplier

* * * PCB Diameter                                 * * *    * * * measurement * * * using * * * on a  Outgoing from FFI
                                                                  * * *. Pass /fail measurement       qualified supplier

* * * PCB Diameter                                 * * *    * * * measurement * * * using * * * on a  Outgoing from FFI
                                                                  * * *. Pass /fail measurement       qualified supplier

* * * PCB Thickness                                * * *    Measured * * * on * * * of the PCB.       Outgoing from FFI
                                                                     Pass/fail measurement            qualified supplier

* * * PCB Thickness                                * * *    Measured * * * on * * * of the PCB.       Outgoing from FFI
                                                                     Pass/fail measurement            qualified supplier

* * * PCB Thickness                                * * *    Measured * * * on * * * of the PCB.       Outgoing from FFI
                                                                     Pass/fail measurement            qualified supplier

* * * PCB Thickness                                * * *    Measured * * * on * * * of the PCB.       Outgoing from FFI
                                                                     Pass/fail measurement            qualified supplier

* * * PCB Flatness   Uniform Flatness across PCB   * * *        See "Method of Measurement Table"     Outgoing from FFI
                                                                                                      qualified supplier

* * * PCB Flatness   Uniform Flatness across PCB   * * *        See "Method of Measurement Table"     Outgoing from FFI
                                                                                                      qualified supplier

* * * PCB Flatness   Uniform Flatness across PCB   * * *        See "Method of Measurement Table"     Outgoing from FFI
                                                                                                      qualified supplier

* * * PCB Flatness   Uniform Flatness across PCB   * * *        See "Method of Measurement Table"     Outgoing from FFI
                                                                                                      qualified supplier

  Assembled * * *    Uniform Flatness across       * * *        See "Method of Measurement Table      FFI outgoing
Deviation from Best  sealing plane
   Fit plane

PC Board Material    Selected to meet electrical   * * *                       GBD                    Outgoing from FFI
                     and environmental                                                                qualified supplier
                     requirements. (* * *
                     degrees C)

                                       15

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* * *
---------------------------------------------------------------------------------------------------------------------------------
                                                                       SUPPLIER
            PARAMETER                        DESCRIPTION                COMMIT               HOW MEASURED              COMMENT
---------------------------------------------------------------------------------------------------------------------------------
  Probe Depth (bottom of PCB to
            Probe tip)                   Standard probe depth            * * *                    * * *              FFI outgoing

          Contact Style                          * * *                   * * *                     GBD

            Tip Shape                The shape of the tip making         * * *                     GBD
                                        contact with the wafer.

    Temp Range (X/Y Alignment)      Positional stability of scrub        * * *       Good by prior characterization.   * * *
                                    marks over temperature range.

     Z Motion at Temperature         Maximum allowable probe card        * * *                    * * *
                                     z-height change experienced
                                    during wafer/lot changes after
                                   achieving positional equilibrium

                                                                     * * * to * * *
Prober chuck operating temperature                                   non-condensing
                                                                         prober
                                                                      environment

        Life-Time (* * *)              # Touchdowns to require        See Intel/FF
                                           rebuild or repair            purchase
                                                                       agreement

        Life-Time (* * *)              # Touchdowns to require        See Intel/FF
                                          rebuild or repair             purchase
                                                                       agreement

                                       16

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* * *
--------------------------------------------------------------------------------------------------------------------------
                                                                  SUPPLIER
        PARAMETER                       DESCRIPTION                COMMIT              HOW MEASURED             COMMENT
--------------------------------------------------------------------------------------------------------------------------
         Tip Size                    * * * x/y dimension          * * *                                       FFI outgoing

       Contact Force                Total gms/mil at O.T.         * * *      Measured on FormFactor spring    FFI outgoing
                                                                                  force metrology tool

  Over-travel (abs.  Max)                W/o damage               * * *    Measured at 1st electrical contact

           * * *                                                  * * *        Calculated based on * * *

X/Y Alignment (@ rec.  O.T) Alignment to * * * of pads at begin & * * *        Measured at * * * OT from
                             end of scrub.  Ideal crosses center                     median plane.            FFI outgoing
                                   of pad at * * * of O.T.                         Measured on * * *.

         Planarity          1st  probe touch to last probe touch. * * *            Measured on * * *.         FFI outgoing

* * *
---------------------------------------------------------------------------------------------------------------------------
                                                                  SUPPLIER
         PARAMETER                     DESCRIPTION                 COMMIT              HOW MEASURED              COMMENT
---------------------------------------------------------------------------------------------------------------------------
          Tip Size                  * * * tip x/y dimension         * * *          Measured on * * *.          FFI outgoing

       Contact Force                Total gms/mil at O.T.           * * *     Measured on FormFactor spring    FFI outgoing
                                                                                  force metrology tool

  Over-travel (abs.  Max)                 W/o damage                * * *   Measured at 1st electrical contact

           * * *                                                    * * *       Calculated based on * * *

         Planarity          1st  probe touch to last probe touch.   * * *          Measured on * * *.          FFI outgoing

X/Y Alignment (@ rec.  O.T)  Alignment to * * * of pads at begin    * * *
                                & end of scrub.  Ideal crosses      * * *  Measured at * * * OT from median    FFI outgoing
                                center of pad at * * * of O.T.                plane.  Measured on * * *

                                       17

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* * *
------------------------------------------------------------------------------------------------------------------------------
                                                                   SUPPLIER
PARAMETER                     DESCRIPTION                           COMMIT        HOW MEASURED                COMMENT
------------------------------------------------------------------------------------------------------------------------------
       Board Impedance       Uniform and consistent Transmission     * * *      TDR measurement per       Outgoing from FFI
                                line characteristic impedance.               signal layer on each card   qualified supplier

    Power Supply Droop @       Sufficient power well and bypass      * * *
        Max Voltage           recovery characteristics for high             Technology Characterization
       & Current load        speed memory testing of multiple die.              and subsequent GBD

    I/O Frequency (max)               Product Compliance             * * *        See "Method of          With * * * source
                                                                                Measurement Table"            and load.

         Clock Rate                   Product Compliance             * * *        See "Method of          With * * * source
                                                                                Measurement Table".           and load.

          Bandwidth            Measures test fixture compliance      * * *        See "Method of          With * * * source
                                to meet test cell and product                   Measurement Table"            and load.
                                       characteristics.

         Cross-talk            Measures test fixture compliance      * * *        See "Method of         All measured lines
                                to meet test cell and product                   Measurement Table"      terminated with * * *.
                                       characteristics.

Maximum Current (Power pins)           All PPS and PMUs              * * *      Based on general PC
                                                                               characterization

* * *
-------------------------------------------------------------------------------------------------------------------
                                                                SUPPLIER
PARAMETER                               DESCRIPTION              COMMIT          HOW MEASURED            COMMENT
-------------------------------------------------------------------------------------------------------------------
Maximum Current (signal path)            Signal pins              * * *      Based on general PC
                                                                               characterization

           Leakage                Leakage to all other pins       * * *       Measured on * * *.       FFI outgoing

  Guaranteed Maximum Voltage  Maximum supported applied voltage   * * *              GBD
          (any pin)                  to any pin on card

Path Resistance (signal pins)         Based upon * * *.           * * *  Measured on * * *. Measured   FFI outgoing
                                                                         card connector to spring tip.

 Path Resistance (power pins)         Based upon * * *.           * * *  Measured on * * *. Measured   FFI outgoing
                                                                         card connector to spring tip

      PCB Trace Routing        Design PCB keeping * * * space     * * *             * * *                   GBD
                                                                                                           * * *

                                       18

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* * *
-------------------------------------------------------------------------------------------------------------
                                                  SUPPLIER
PARAMETER                      DESCRIPTION         COMMIT          HOW MEASURED             COMMENT
-------------------------------------------------------------------------------------------------------------
 I/O Timing Skew    Measure of signal delay match  * * *    * * * using * * * and
                                                           * * * for * * * of * * *.

Contact Resistance      CRes over * * * using      * * *   Measured on *   * after   Cres over * * * using
 (new-* * * T.D)        recommended cleaning.               FFI approved cleaning     recommended cleaning
                                                                   method

Bypass capacitors   Capacitance value and leakage  * * *     Measured on * * *      Spec for * * * valid only
                                                                                           for * * *:
                                                                                      0.01uF on ceramic +
                                                                                      0.1uF on the PCB

                                                                                      The * * * spec for a
                                                                                       card with any other
                                                                                      configuration is TBD

IPM             In Process Measure
Char            Characterized
GBD             Guaranteed by Design

                             METHODS OF MEASUREMENT

PCB Flatness                   =  * * * the board on the * * * and * * * the board * * *           INTEL APPROVED METHOD
                                  the * * * from the * * * the board. * * * to the board to
                                  * * * or * * * board * * * a * * * the * * * and * * *.
                                  * * * or * * * at the * * * to * * *.  If the * * * without
                                  * * * the board, the * * *.  If the * * * it is * * *.  * * *
                                  of the board for flatness.

Deviation from Best Fit plane  =  * * * includes * * *.  The * * * is * * *.   The * * * is * * *. INTEL APPROVED METHOD
                                  The best-fit plane is * * *.  The * * * is the * * * from
                                  best-fit plane.

I/O Frequency, Clock Rate,     =  Specifications derived from * * * based on * * * and * * *.      INTEL APPROVED METHOD
Bandwidth, and Cross-Talk

                                       19

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                  ADDENDUM S-5

                                  * * * Pricing

1.       * * * for each new * * * SIU

         The * * * for each new * * * SIU design shall comply with Table 1, below.

                                     TABLE 1
                           * * * for * * * SIU Designs

DESIGN REQUIREMENTS                                                    * * *
-------------------                                                    -----
Only requires a new PCB or a modification to an existing PCB           $* * *
Only requires a new * * *                                              $* * *
New * * * and PCB                                                      $* * *

2.       * * * Replacements

         * * * replacement prices shall comply with Table 2 below. Prices shown in Table 2 assume probe card being returned to FFI for * * * replacement has not been disassembled by Buyer, and (excluding the * * *) meets all necessary specification or is accepted "as is" from Intel with a written wavier. Example:
If probe card being returned for a * * * replacement has a * * * or * * * the following prices do not apply.

                                     TABLE 2
                            * * * Replacement Prices

PROCESS     * * * REPLACEMENT AT FFI PRICE
-------     ------------------------------
 * * *         Probe card price X * * *

3.       High Availability * * * replacement Option

         - Intel places a purchase order for * * * replacement using the prices shown above in Table 2

         -     Replacement * * * are built to standard lead times

         - After * * * is placed in inventory the repair cycle-time is * * * working days from card delivery to Seller for repair to shipment from Seller to Buyer.

         - Cycle time not applicable if and TIQFF (this is a Intel procedure) procedures are not followed


4.       First Article Lead Times for * * * SIU Probe Cards

         First Article Lead-times for * * * SIU probe cards shall be:

         i)       * * * as of * * *; and

         ii)      * * * as of * * *

                                       20

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

         Lead-time is measured from the time that FFI receives both the complete data sheet and specifications for the particular SIU probe card being ordered, and the purchase order that meets the minimum order requirement. Lead-times exclude scheduled vendors and FFI holidays. Seller's annual Holiday schedule will be provided to Intel promptly upon Seller finalizing the same for any given year during the term. The additional Lead-time due to vendor and FFI holidays will not exceed * * * week.

5.       Reorder Lead-times for * * * SIU probe cards

         Reorder Lead-times for * * * SIU probe cards that meet the * * * specifications are as follows:

                  i)   * * * weeks for forecasted orders;

                  ii) * * * weeks for forecasted orders where FFI has required MLC inventory in-house; and

                  iii) * * * weeks for unforecasted orders without MLC inventory at FFI.

                                       21

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.